Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Loss carryforwards	$ 54,122	$ 62,909
Other	2,356	2,013
Valuation allowance	(5,847)	(41,924)
Total net deferred assets	50,631	22,998
Deferred tax liabilities:
Property and equipment	(34,724)	(32,954)
Total deferred tax liabilities	(34,724)	(32,954)
Net deferred tax asset (liability)	$ 15,907	$ (9,956)